UNITED STATES

SECURITIES & EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2008

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey		07606
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

(Former name or former address,  if changed since last report)   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 30, 2008, AEP Industries Inc. (“AEP” or the “Company”) acquired substantially all of the assets of the stretch films, custom films and institutional products divisions of Atlantis Plastics, Inc. (collectively “Atlantis Plastics Films”).  In connection therewith, the Company filed a Current Report on Form 8-K, dated November 5, 2008 (the “Form 8-K”).  The information previously reported in the Form 8-K is hereby incorporated by reference into this Amendment No. 1, except to the extent modified or updated by this Amendment No. 1.

This Amendment No. 1 is being filed solely to provide the required historical financial information of Atlantis Plastics Films and the required pro forma financial information of the combined entity, each as required by Item 9.01 of Form 8-K and included as exhibits thereto.

Item 9.01.         Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Attached as Exhibit 99.1 hereto and incorporated by reference herein are the audited combined financial statements of Atlantis Plastics Films along with the Report of Independent Auditors as follows:

•                  Combined balance sheet as of  December 31, 2007.

•                  Combined statement of operations for the year ended December 31, 2007.

•                  Combined statement of owner’s net investment (deficit) for the year ended December 31, 2007.

•                  Combined statement of cash flows for the year ended December 31, 2007.

•                  Notes to combined financial statements.

Attached as Exhibit 99.2 hereto and incorporated by reference herein are the unaudited condensed combined financial statements of Atlantis Plastics Films as follows:

•                  Unaudited condensed combined balance sheet as of September 30, 2008.

•                  Unaudited condensed combined statements of operations for the nine months ended September 30, 2008 and 2007.

•                  Unaudited condensed combined statements of owner’s net investment (deficit) for the nine months ended September 30, 2008 and 2007.

•                  Unaudited condensed combined statements of cash flows for the nine months ended September 30, 2008 and 2007.

•                  Notes to unaudited condensed combined financial statements.

(b)           Pro Forma Financial Information

Attached as Exhibit 99.3 hereto and incorporated by reference herein are the unaudited pro forma condensed combined financial statements of AEP as follows:

•                  Unaudited pro forma condensed combined statements of operations for the fiscal year ended October 31, 2007 and for the nine months ended July 31, 2008.

•                  Unaudited pro forma condensed combined balance sheet as of July 31, 2008.

•                  Notes to unaudited pro forma condensed combined financial statements.

(d)     Exhibits

Exhibit No.	Description
23	Consent of Ernst & Young LLP, independent auditor of Atlantis Plastics Films

99.1	Audited combined financial statements of Atlantis Plastics Films as of and for the year ended December 31, 2007.

99.2	Unaudited condensed combined financial statements of Atlantis Plastics Films as of and for the nine months ended September 30, 2008 and 2007.

99.3

Unaudited pro forma condensed combined statements of operations of AEP Industries Inc. for the year ended October 31, 2007 and for the nine months ended July 31, 2008 and unaudited pro forma condensed combined balance sheet of AEP Industries Inc. as of July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

Date: January 13, 2009	By:	/s/ LINDA N. GUERRERA
Linda N. Guerrera
Vice President and Controller

EXHIBITS

Exhibit No.	Description
23	Consent of Ernst & Young LLP, independent auditor of Atlantis Plastics Films

99.1	Audited combined financial statements of Atlantis Plastics Films as of and for the year ended December 31, 2007.

99.2	Unaudited condensed combined financial statements of Atlantis Plastics Films as of and for the nine months ended September 30, 2008 and 2007.

99.3

Unaudited pro forma condensed combined statements of operations of AEP Industries Inc. for the year ended October 31, 2007 and for the nine months ended July 31, 2008, and unaudited pro forma condensed combined balance sheet of AEP Industries Inc. as of July 31, 2008.